Exhibit 99


Webcast Alert: Ultra Petroleum Corp. Announces Its 2nd Quarter Earnings Conference Call Webcast

[ 2004-07-21 ]

HOUSTON, July 21 /PRNewswire-FirstCall/ -- In conjunction with Ultra
Petroleum Corp.'s (Amex: UPL) Second Quarter Earnings Conference Call,
you are invited to listen to its webcast that will be broadcast live over the Internet on Wednesday, July 28, 2004 at 10:00 AM Central.
     What:     Ultra Petroleum Corp.'s Second Quarter Earnings Conference Call

               Webcast

     When:     Wednesday, July 28, 2004 at 10:00 AM Central

     Where: http://phx.corporate-ir.net/playerlink.zhtml?c=62256&s=wm&e=917899 or at http://www.ultrapetroleum.com

     How:      Live over the Internet -- Simply log on to the web at either of the addresses above

     Contact:  David Russell at 281-876-0120 x 302
If you are unable to participate during the live webcast, the call will be archived at http://www.ultrapetroleum.com . To access the replay, click on the home page. Ultra Petroleum is an independent, exploration and production company focused on developing its long life natural gas reserves in the Green River Basin of Wyoming, and oil reserves in Bohai
Bay, offshore China. Ultra is listed on the American Stock Exchange under the ticker "UPL" with 74,955,768 shares outstanding at the time of this release. (Minimum Requirements to listen to broadcast: The Windows Media Player software, downloadable free from http://www.microsoft.com/windows/windowsmedia/EN/default.asp and at least a 28.8Kbps connection to the Internet.) SOURCE Ultra Petroleum Corp.
    -0-                             07/21/2004
    /CONTACT: David Russell of Ultra Petroleum Corp., +1-281-876-0120 ext. 302/
    /Photo:  NewsCom: http://www.newscom.com/cgi-bin/prnh/20020226/DATU029LOGO
             AP Archive:  http://photoarchive.ap.org
             PRN Photo Desk, photodesk@prnewswire.com /
    /Web site: http://www.microsoft.com/windows/windowsmedia/EN/default.asp / /Web site: http://www.ultrapetroleum.com /
    /Audio:
     http://phx.corporate-ir.net/playerlink.zhtml?c=62256&s=wm&e=917899 /
    (UPL)

CO:  Ultra Petroleum Corp.
ST:  Texas
IN:  OIL
SU:  CCA MAV